Investor Presentation June 30, 2021

2 Forward-Looking Statements & Non-GAAP Measures Cautionary Note Regarding Forward-Looking Statements This investor presentation contains certain “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. We and our representatives may, from time to time, make written or oral statements that are “forward-looking” and provide information other than historical information. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. These factors include, among other things, the factors listed below. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of our management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “should,” “could,” “would,” “plans,” “goals,” “intend,” “project,” “estimate,” “forecast,” “may” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, these statements. Readers are cautioned not to place undue reliance on any such forward- looking statements, which speak only as of the date made. Additionally, we undertake no obligation to update any statement in light of new information or future events, except as required under federal securities law. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have an impact on our ability to achieve operating results, growth plan goals and future prospects include, but are not limited to, the following: (1) effects of the COVID-19 pandemic, including its effects on the economic environment, our customers and our operations, as well as any changes to federal, state, or local government laws, regulations, or orders in connection with the pandemic; (2) government intervention in the U.S. financial system in response to the COVID-19 pandemic, including the effects of recent legislative, tax, accounting and regulatory actions and reforms, including the Coronavirus Aid, Relief, and Economic Security Act and the Consolidated Appropriations Act, 2021; (3) the impact of the COVID-19 pandemic on our financial results, including possible lost revenue and increased expenses (including the cost of capital), as well as possible goodwill impairment charges; (4) credit quality deterioration or pronounced and sustained reduction in real estate market values causing an increase in the allowance for credit losses, an increase in the credit loss expense, and a reduction in net earnings; (5) the effects of interest rates, including on our net income and the value of our securities portfolio; (6) changes in the economic environment, competition, or other factors that may affect our ability to acquire loans or influence the anticipated growth rate of loans and deposits and the quality of the loan portfolio and loan and deposit pricing; (7) fluctuations in the value of our investment securities; (8) governmental monetary and fiscal policies; (9) changes in and uncertainty related to benchmark interest rates used to price loans and deposits, including the expected elimination of LIBOR and the adoption of a substitute; (10) legislative and regulatory changes, including changes in banking, securities, trade, and tax laws and regulations and their application by our regulators; (11) the ability to attract and retain key executives and employees experienced in banking and financial services; (12) the sufficiency of the allowance for credit losses to absorb the amount of actual losses inherent in our existing loan portfolio; (13) our ability to adapt successfully to technological changes to compete effectively in the marketplace; (14) credit risks and risks from concentrations (by geographic area and by industry) within our loan portfolio; (15) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds, financial technology companies, and other financial institutions operating in our markets or elsewhere or providing similar services; (16) the failure of assumptions underlying the establishment of allowances for credit losses and estimation of values of collateral and various financial assets and liabilities; (17) the risks of mergers, including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (18) volatility of rate-sensitive deposits; (19) operational risks, including data processing system failures or fraud; (20) asset/liability matching risks and liquidity risks; (21) the costs, effects and outcomes of existing or future litigation; (22) changes in general economic, political, or industry conditions, nationally, internationally or in the communities in which we conduct business; (23) changes in accounting policies and practices, as may be adopted by state and federal regulatory agencies and the Financial Accounting Standards Board; (24) war or terrorist activities, widespread disease or pandemic, or other adverse external events, which may cause deterioration in the economy or cause instability in credit markets; (25) the effects of cyber-attacks; (26) the imposition of tariffs or other domestic or international governmental policies impacting the value of the agricultural or other products of our borrowers; and (27) other risk factors detailed from time to time in Securities and Exchange Commission filings made by the Company. Non-GAAP Measures This investor presentation contains non-GAAP measures for tangible common equity, tangible book value per share, tangible common equity ratio, equity, loan yield (tax equivalent), adjusted return on average assets, return on average tangible, net interest income (tax equivalent), net interest margin (tax equivalent), core noninterest expense, efficiency ratio, overhead ratio, core loans and core commercial loans. Management believes these measures provide investors with useful information regarding the Company’s profitability, financial condition and capital adequacy, consistent with how management evaluates the Company’s financial performance. A reconciliation of each non-GAAP measure to the most comparable GAAP measure is included, as necessary, in the Appendix.

3 Company Overview 4 Shareholder Value Strategy 11 Credit Risk Profile 20 Financial Performance 24 Appendix 34 Presentation Index

4 Company Overview

5 Company Overview MidWestOne Financial Group, Inc. is a financial holding company headquartered in Iowa City, Iowa. MidWestOne Financial is the parent company of MidWestOne Bank, which operates banking offices in Iowa, Minnesota, Wisconsin, Florida, and Colorado. Total assets $ 5,749.2 Total loans held for investment, net $ 3,330.2 Total deposits $ 4,792.7 Loan to deposits ratio 69.48 % Balance Sheet Equity to assets ratio 9.22 % Tangible common equity ratio (1) 7.86 % Leverage ratio 8.50 % CET1 ratio 10.26 % Tier 1 capital ratio 11.21 % Total capital ratio 13.63 % Capital Net interest margin, tax equivalent (1) 2.88 % Cost of total deposits 0.28 % Return on average assets 1.18 % Return on average tangible equity (1) 16.75 % Efficiency ratio (1) 54.83 % Profitability Nonperforming loans ratio 1.24 % Nonperforming assets ratio 0.73 % Net charge-off ratio 0.05 % Allowance for credit losses ratio 1.44 % Credit Risk Profile Fiscal Q2.21 Financial Highlights Dollars in millions (1) Non-GAAP Measure. See the Appendix for Non-GAAP financial measures. Note: Financial metrics as of or for the quarter ended June 30, 2021

6 Corporate History 56 branches across 5 state footprint

7 Banking Offices Iowa: 34 Banking Offices Minnesota: 12 Banking Offices Wisconsin: 7 Banking Offices Florida: 2 Banking Offices Colorado: 1 Banking Office

8 Historical Growth - Organic and Acquisitive To ta l A ss et s ($ )B ) $1.8 $3.0 $3.1 $3.2 $3.3 $4.7 $5.6 $5.7 1.7 3.2 1.2 1.4 $22.08 $18.63 $19.73 $21.57 $23.20 $23.81 $26.69 $27.90 Organic Acquired Assets Tangible Book Value per Share* 2014 2015 2016 2017 2018 2019 2020 2Q.2021 $0.0 $1.2 $2.4 $3.6 $4.8 $6.0 $7.2 ATBancorp Central Bancshares, Inc. *Non-GAAP Measure. See the Appendix for Non-GAAP financial measures.

9 Commitment to Shareholders $0.6700 $0.7800 $0.8100 $0.8800 $0.4400 $0.4500 43.2% 31.5% 27.6% 214.6% 73.3% 18.5% Common Dividends Per Share Dividend Payout Ratio 2017 2018 2019 2020 YTD Q2.20 YTD Q2.21 $— $0.5000 $1.0000 $1.5000 $2.0000 $2.5000

10 Our Mission and Our Operating Principles Take care of our customers … and those that should be. Since our company was founded during the Great Depression, it has been our belief that the communities we serve are not only the inspiration of our organization, but the purpose behind our existence. Our history is their history. We passionately pursue success for our neighbors and we support organizations that create opportunities in our communities. Because we believe the positive actions of each one of us contributes to the success of us all. Our brand is built by the actions of our employees, supporting our mission statement, one relationship at a time. It's about caring. Our Operating Principles ◦ Take good care of our customers ◦ Hire and retain excellent employees ◦ Always conduct yourself with the utmost integrity ◦ Work as one team ◦ Learn constantly so we can continually improve

11 Shareholder Value Strategy

12 Shareholder Value Strategy Focused initiatives in commercial banking Embrace our culture to drive brand equity Leadership within the community Expanding and enhancing our digital capabilities Organic growth from thriving markets served (Iowa City, Des Moines, Minneapolis - St. Paul, Naples & Fort Myers, Denver, and Dubuque) Low cost core deposits

13 Focused Initiatives in Commercial Banking • As part of our focused initiatives in commercial banking, we have invested in the following: ◦ Named a new Head of Commercial Banking in April 2021 ◦ New leadership in our Twin Cities Region ◦ Invested in tools that will improve our online banking platform and commercial lending process ◦ Implemented standardized goals and a revised incentive plan for commercial bankers ◦ Launched a business banking segment ◦ Refined processes and policies to prioritize revenue-generating activity

14 Embrace Our Culture to Drive Brand Equity Our brand is built on the foundation of our culture, which drives the behaviors and actions of our employees in support of our mission statement: To take good care of our customers and those that should be We do this one relationship at a time - it's about caring. "MidWestOne, while they're a local bank, they're a big local bank, and that's what we like about them." – Jeff Quint of Cedar Ridge Distillery Swisher, IA "It is an uncertain time for us all, but it is ever-comforting to know that you and your team are doing whatever you can to move our community, economy and lives forward." – Peter C. Ward of CWS SecurityWatch, LLC Osceola, WI "I love the fact that MidWestOne hangs onto our mortgage. It allows us to feel that we're banking locally.… MidWestOne Bank is definitely a part of the community. They truly are invested in the community." – Dr. Azeemuddin Ahmed, MD Iowa City, IA "Midwest One - both Elk River and St. Michael have been amazing. Service has been amazing and they always call you by name. I have been with them for over 15 years and will continue to do so! Would highly recommend!" – Thomas A. Saint Michael, MN

15 Leadership within the Community 2019 "Rock the Chalk" Festival 1,981 2,420 3,198 12,518 5,170 1,215 2016 2017 2018 2019 2020 YTD 2021 $684,829 $894,836 $871,683 $1,102,512 $1,253,707 $570,531 2016 2017 2018 2019 2020 YTD 2021 $49,570 $60,527 $67,487 $66,695 $70,375 $37,519 2016 2017 2018 2019 2020 YTD 2021 Company GivingVolunteer Hours Employee Giving

16 Leadership within the Community MidWestOne is dedicated to supporting organizations that create opportunities in our communities. Our employees are encouraged to use paid volunteer time each year to actively participate in both bank sponsored and non-sponsored events. • Host of Annual "Rock the Chalk" Festival (Iowa City, IA) • $130,000 of Additional Funds Allocated to COVID-19 Relief in 2020 • $21,000 of Additional Funds Allocated to IA Derecho Disaster Relief in 2020 • Selected 2021 Bank Donations in Support of our Local Communities: ◦ $60,000 - Dubuque Racing Association, BackWaters Stage Summer Concert Series Presenting Sponsor (Dubuque, IA) ◦ $35,000 - Dubuque Fighting Saints, Presenting Sponsor (Dubuque, IA) ◦ $15,000 - MLB Beyond the Game Watch Party Event, Presenting Sponsor (Dyersville, IA) ◦ $12,500 - Run for the Schools (Iowa City, IA) ◦ $10,000 - The Food Group (Golden Valley, MN) 2019 "Rock the Chalk" Festival

17 Expanding and Enhancing our Digital Capabilities Customers expect complete digital accessibility to manage their financial life. We intend to meet these demands with continued investment in financial technology to improve the customer experience. Q1 2019 Zelle P2P Payments Q1 2019 Online Consumer Loan Application Platform Q2 2020 PPP Loan Origination Platform + DocuSign Q4 2020 Enhanced Electronic & Paper Account Statements Q3 2021* Contactless Chip Cards (enhancing payment security and convenience) Q3 2021* Enhancements to Positive Pay Service (adding payee matching functionality and streamlining Positive Pay processing) Q1 2019 Modernized Online Deposit Account Platform Q2 2019 Real-Time Account Alerts Q3 2020 Launched Open- Architecture Digital Banking Platform Q3 2021* Digital Banking Experience Enhancements (streamlining mobile deposit experience, with faster funds availability, as well as added functionality improvements) Q4 2021* Virtual Service Delivery Platform Implementation (includes an integrated chat, call center, and video conferencing solution, as well as automated routing and chatbot functionality) Q4 2021* Construction Lending Platform (streamlining construction lending process for customers and lenders) *Note: 2021 dates are expected roll-out. Q1 2021 Mobile App Performance Enhancements (enhancements to mobile application to improve performance and responsiveness) Q2 2021/Q3 2021* Improved Online Banking Platform and Commercial Lending Process (incorporate multi-bank reporting capabilities into banking platform, additional applications of DocuSign for commercial lending and as part of the Architect upgrade additional customizations and customer experience enhancements)

18 Digital and Branch Banking Trends Customer Interactions (% of Total) 84% 83% 83% 86% 84% 14% 16% 15% 13% 15% 1% 1% 1% 1% 1% Mobile / Desktop Logins Branch / Teller Transactions Service Center Calls Q2.20 Q3.20 Q4.20 Q1.21 Q2.21 Total # of Mobile Deposits 44,166 44,506 46,984 44,236 45,897 Retail Commercial Q2.20 Q3.20 Q4.20 Q1.21 Q2.21 Digital Penetration (%) 77% 77% 76% 78% 79%78% 79% 80% 81% 82% Retail Commercial Q2.20 Q3.20 Q4.20 Q1.21 Q2.21 Total # of Digital Users 58,760 59,061 60,661 63,274 65,612 Retail Commercial Q2.20 Q3.20 Q4.20 Q1.21 Q2.21 (1) Digital penetration is based upon the total number of checking accounts available via mobile and online divided by the total number of checking accounts. (2) Total digital includes mobile and online/desktop. (1) (2)

19 Compelling Metropolitan Markets Iowa City Des Moines Minneapolis - St. Paul Naples Fort Myers Denver Dubuque National Median HHI $68,579 $74,774 $86,382 $74,559 $62,201 $86,603 $64,270 $67,761 2021 - 2026 Projected HHI Change 9.30% 9.33% 9.98% 13.11% 10.65% 11.00% 4.93% 9.01% 2021 - 2026 Projected Pop. Growth 3.99% 4.59% 4.00% 6.96% 7.42% 7.04% 1.86% 2.91% June 2021 Unemployment Rate 4.40% 4.60% 4.50% 4.70% 5.30% 6.30% 4.60% 5.90% Source: S&P Global Market Intelligence (Median HHI, 2021 - 2026 Projected HHI, and 2021-2026 Projected Population Growth) Source: Bureau of Labor Statistics (June 2021 Unemployment Rate) Major Employers • University of Iowa (including the University of Iowa Hospitals & Clinics) • Mercy Medical • Pearson • ACT Forbes Lists • #15 America's Best Employers for Women 2019 List (University of Iowa Hospitals and Clinics) • #17 Best States for Business • One of the Top 25 "The Best Places to Retire in 2021" Major Employers • United Health Group • Cargill • Target • General Mills Forbes Lists • #15 Best States for Business • #23 The Just 100: Companies Doing Right by America 2021 List (General Mills) • #32 Best Places for Business & Careers Major Employers • Lee Health • Publix Super Market • NCH Healthcare System • Walmart Forbes Lists • #5 Best States for Business • #45 America's Best Employers for New Graduates 2019 List (Publix) • #62 Best Places for Business & Careers Major Employers • Denver International Airport • HealthONE Corporation • SCL Health Systems • Century Link Forbes Lists • #4 Best Places for Business & Careers • #9 Best States for Business Major Employers • John Deere Dubuque Works • MercyOne • University of Wisconsin- Platteville • Medical Associates Clinic Forbes Lists • #17 Best States for Business • #70 The Just 100: Companies Doing Right by America 2021 List (Deere & Company) Iowa City Minneapolis - St. Paul Naples & Fort Myers Denver DubuqueDes Moines Major Employers • Pella Corporation • Casey's General Stores, Inc. • UnityPoint Health Partners and MercyOne • Hy-Vee, Inc. Forbes Lists • #17 Best States for Business • #10 Best Places for Business & Careers

20 Credit Risk Profile

21 Asset Quality Allowance for Credit Losses Ratio and Net Charge-Off Ratio 0.21% 0.20% 0.04% 0.04% 0.05% 1.55% 1.65% 1.59% 1.51% 1.44% Net Charge-off Ratio Allowance for Credit Losses Ratio Q2.20 Q3.20 Q4.20 Q1.21 Q2.21 Nonperforming Loans and Assets Ratios 1.24% 1.18% 1.23% 1.32% 1.24% 0.87% 0.80% 0.81% 0.80% 0.73% Nonperforming loans ratio Nonperforming assets ratio Q2.20 Q3.20 Q4.20 Q1.21 Q2.21 90 days+ past due & still accruing interest, 2% Foreclosed assets, net, 2% Agricultural, 5% Commercial and industrial, 15% Construction & development, 1% Farmland, 24% Multifamily, 3% CRE-Other, 42% One-to-four family first liens, 4% One-to-four family junior liens, 2% Consumer, 0% Nonperforming Assets Composition June 30, 2021

22 Change in ACL $50,650 $(840) $434 $(2,244) $48,000 Beginning Balance (Q1.21) Charge-offs Recoveries Credit loss expense related to loans Ending Balance (Q2.21) $— $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 Allowance for Credit Losses ($ in thousands) Reflects overall improvements in the economic forecast, in addition to improvements in the credit profile outlook.

23 COVID-19 Update June 30, 2021 March 31, 2021 Round 1 Round 2 Total Round 1 Round 2 Total Dollars in millions # $ # $ # $ # $ # $ # $ Total PPP Loans Funded 2,681 348.5 2,175 149.3 4,856 497.8 2,681 348.5 1,623 125.7 4,304 474.2 PPP Loan Forgiveness(1) 2,247 285.7 441 12.3 2,688 298.0 1,709 210.3 — — 1,709 210.3 Outstanding PPP Loans(2) 416 53.9 1,734 130.5 2,150 184.4 954 128.2 1,623 120.5 2,577 248.7 (1) Excluded from the PPP Loan Forgiveness is $8.9 million as of June 30, 2021 and March 31, 2021 of PPP loans that were paid off by the borrower prior to forgiveness. (2) Outstanding loans are presented net of unearned income. June 30, 2021 March 31, 2021 Dollars in millions Round 1 Round 2 Total Round 1 Round 2 Total Unearned Income $0.5 $6.0 $6.5 $1.7 $5.2 $6.9 Dollars in millions Total Modifications Active Modifications % of Loan Portfolio# $ # $ June 30, 2021 1,051 $ 418.6 18 $ 21.0 0.6 % March 31, 2021 1,050 $ 448.0 43 $ 16.7 0.4% (1) $0.7 million in their first deferral period while $20.3 million were in a second deferral period. Paycheck Protection Program Loans Loan Modifications Non-essential Retail, 2.4% Restaurants, 1.5% Hotels, 3.2% CRE - Retail, 6.1% Arts, Entertainment & Gaming, 0.7% All Other Loans, 86.1% Vulnerable Industry Exposure(A) (A) Percentages are representative of each underlying vulnerable industry as a percentage of total loans.

24 Financial Performance

25 Second Quarter 2021 Summary(2) • Net income for the second quarter was $17.3 million, or $1.08 per diluted common share. ◦ Total revenue, net of interest expense, of $48.7 million. ◦ Credit loss benefit of $2.1 million. ◦ Noninterest expense of $28.7 million. • Excluding PPP loans, commercial loans were $2.61 billion,(1) as compared to $2.56 billion(1), an increase of 2.2%. • Average total deposits were $4.88 billion, as compared to $4.57 billion for the linked quarter, an increase of 6.6%, while cost of average total deposits decreased to 0.28%. • Efficiency ratio of 54.83%(1). • Nonperforming assets declined 8.0% and the net charge-off ratio was 5 bps. (1) Non-GAAP Measure. See the appendix for Non-GAAP financial measures. (2) Second Quarter 2021 Summary compares to the linked quarter (March 31, 2021) unless otherwise noted. (3) All dollars are presented in millions, unless otherwise noted. Improved Expense Management $28.0 $59.9 $31.9 $27.7 $28.7 $28.4 $31.52.07% 2.01% 2.21% 1.92% 1.87% Core Noninterest Expense(1) Goodwill Impairment Overhead Ratio(1) Q2.20 Q3.20 Q4.20 Q1.21 Q2.21 Revenue $47.0 $47.4 $49.7 $50.4 $48.7 Net Interest Income Noninterest Income Q2.20 Q3.20 Q4.20 Q1.21 Q2.21

26 Profitability Trends *Non-GAAP Measure. See the Appendix for Non-GAAP financial measures. 0.68% 0.60% 0.93% 1.04% 0.13% 0.92% 1.18% 0.78% 0.60% 0.95% 1.20% 0.13% 0.92% 1.18% ROAA *Adjusted ROAA 2016 2017 2018 2019 2020 Q2.20 Q2.21 $20.4 $18.7 $30.4 $43.6 $6.6 $11.7 $17.3 $23.4 $18.7 $30.9 $50.5 $6.7 $11.7 $17.3 Net Income (Loss) *Adjusted Net Income (Loss) 2016 2017 2018 2019 2020 Q2.20 Q2.21 Return on Average Assets Net Income (Loss) in millions $ 62.27% 58.63% 61.23% 57.56% 56.92% 54.80% 54.83% 2016 2017 2018 2019 2020 Q2.20 Q2.21 Efficiency Ratio* 6.69% 5.58% 8.78% 9.65% 1.28% 9.21% 13.24% 10.30% 8.07% 11.87% 13.98% 10.80% 13.50% 16.75% ROAE *ROATE 2016 2017 2018 2019 2020 Q2.20 Q2.21 Return on Average Tangible Equity

27 Net Interest Income $39.7 $39.0 $40.2 $39.8 $39.7 3.38% 3.14% 3.13% 3.10% 2.88% Net Interest Income (tax equivalent)* Net Interest Margin (tax equivalent)* Q2.20 Q3.20 Q4.20 Q1.21 Q2.21 $ in millions *Non-GAAP Measure. See the appendix for Non-GAAP financial measures.

28 Loan Portfolio Commercial and Industrial, 29% Agricultural, 3% Construction & Development, 5% Farmland, 4% Multifamily, 8% CRE-Other, 34% One-to-four family first liens, 10% One-to-four family junior liens, 4% Consumer, 2% $3,634 $3,577 $3,561 $3,430 $3,397 4.51% 4.31% 4.33% 4.38% 4.16% Average Loans Yield on Loans, tax equivalent Q2.20 Q3.20 Q4.20 Q1.21 Q2.21 (1) Average loans reported are in millions of dollars. (2) Non-GAAP Measure. See the Appendix for Non-GAAP financial measures. (3) Annualized Linked Quarter Commercial Loan Growth (Decline), Excluding PPP Loan PerformanceLoan Portfolio Mix June 30, 2021 (17.22)% (7.91)% 5.78% (12.99)% 9.01% Q2.20 Q3.20 Q4.20 Q1.21 Q2.21 Commercial Loan Growth (Decline), Ex PPP(2)(3) (2)(1)

29 Deposit Profile $4.8 billion in Total Deposits at June 30, 2021, with the Core Deposits representing 81.4% of Total Deposits in comparison to $4.5 billion in Total Deposits at December 31, 2020 with Core Deposits representing 81.6% of Total Deposits Deposit Composition 20.3% 19.9% 20.0% 20.0% 19.9% 56.9% 59.7% 61.6% 61.3% 61.5% 22.7% 20.3% 18.4% 18.7% 18.6% Non-Interest Bearing Demand Deposits Interest Checking, Money Market and Savings Time Deposits Q2.20 Q3.20 Q4.20 Q1.21 Q2.21 —% 25.0% 50.0% 75.0% 100.0% Deposit Trends ($000) $4,166 $4,317 $4,490 $4,574 $4,875 0.62% 0.49% 0.38% 0.32% 0.28% Average Deposits Cost of Total Deposits Q2.20 Q3.20 Q4.20 Q1.21 Q2.21 —% 0.20% 0.40% 0.60% 0.80%

30 Noninterest Income and Noninterest Expense Noninterest Income ($000) $8,269 $9,570 $10,626 $11,824 $10,218 Investment services and trust activities Service charges and fees Card revenue Loan revenue Bank-owned life insurance Other Q2.20 Q3.20 Q4.20 Q1.21 Q2.21 $— $2,500 $5,000 $7,500 $10,000 $12,500 Noninterest Expense ($000) and Overhead Ratio $28,038 $59,939 $31,915 $27,700 $28,670 2.07% 2.01% 2.21% 1.92% 1.87% Compensation and employee benefits Non-compensation Expenses Goodwill impairment Merger-related Expenses Overhead Ratio* Q2.20 Q3.20 Q4.20 Q1.21 Q2.21 $— $15,000 $30,000 $45,000 $60,000 $75,000

31 Wealth Management $1.0 $0.9 $2.4 $2.4 $2.2 $2.6 2017 2018 2019 2020 Q2.20 Q2.21 $— $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 Investment Services and Trust Activity Revenue • Asset amounts presented are in billions of dollars • Revenue amounts presented are in millions of dollars $4.9 $5.0 $8.0 $9.6 $2.2 $2.8 2017 2018 2019 2020 Q2.20 Q2.21 $— $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 Wealth Management Assets Under Administration

32 Strong Liquidity Position 84.33% 81.63% 76.58% 70.04% 69.48% Q2.20 Q3.20 Q4.20 Q1.21 Q2.21 67.50% 70.00% 72.50% 75.00% 77.50% 80.00% 82.50% 85.00% 87.50% Loans to Deposits Ratio Balance Sheet dollars in millions Cash and Cash Equivalents (1) $63.4 Unpledged Securities $1,562.8 Projected Investment Cash Flow: 3-Months $74.3 6-Months $141.7 1-Year $289.8 (1) Comprised of cash and due from banks, interest-bearing deposits, and federal funds sold. Off-Balance Sheet dollars in millions Available Federal Fund Lines $145.0 Unused FHLB Borrowing Capacity $422.3 FHLB Collateral Capacity $523.2 Brokered Deposit Capacity > $200 Discount Window Capacity $62.9 June 30, 2021 June 30, 2021

33 Capital Adequacy 7.52% 8.41% 8.78% 8.50% 7.82% 7.80% 7.86% TCE / TA (%)* 2016 2017 2018 2019 2020 Q2.20 Q2.21 8.75% 9.48% 9.73% 9.48% 8.50% 8.72% 8.50% Leverage Ratio (%) Well Capitalized 2016 2017 2018 2019 2020 Q2.20 Q2.21 11.65% 12.00% 12.23% 11.34% 13.41% 11.72% 13.63% Total Capital Ratio (%) Well Capitalized 2016 2017 2018 2019 2020 Q2.20 Q2.21 9.75% 10.07% 10.32% 9.46% 9.72% 9.48% 10.26% 10.73% 10.96% 11.18% 10.47% 10.70% 10.48% 11.21% CET 1 (%) Tier 1 Capital Ratio (%) CET 1 Well Capitalized Tier 1 Well Capitalized 2016 2017 2018 2019 2020 Q2.20 Q2.21 *Non-GAAP Measure. See the appendix for Non-GAAP financial measures. Tangible Common Equity Ratio (%) Leverage Ratio (%) CET1 Ratio and Tier 1 Capital Ratio (%) Total Capital Ratio (%) 5% 6.5% 8% 10%

34 Appendix

35 Non-GAAP Financial Measures Tangible Common Equity / Tangible Book Value per Share / Tangible Common Equity Ratio December 31, For the Three Months Ended 2014 2015 2016 2017 2018 2019 2020 June 30, 2020 June 30, 2021 dollars in thousands Total shareholders' equity $ 192,731 $ 296,179 $ 305,456 $ 340,304 $ 357,067 $ 508,982 $ 515,250 $ 520,781 $ 530,293 Intangible assets, net (8,259) (83,689) (79,825) (76,700) (74,529) (124,136) (87,719) (122,420) (84,871) Tangible common equity $ 184,472 $ 212,490 $ 225,631 $ 263,604 $ 282,538 $ 384,846 $ 427,531 $ 398,361 $ 445,422 Total assets $ 1,800,302 $ 2,979,975 $ 3,079,575 $ 3,212,271 $ 3,291,480 $ 4,653,573 $ 5,556,648 $ 5,230,963 $ 5,749,215 Intangible assets, net (8,259) (83,689) (79,825) (76,700) (74,529) (124,136) (87,719) (122,420) (84,871) Tangible assets $ 1,792,043 $ 2,896,286 $ 2,999,750 $ 3,135,571 $ 3,216,951 $ 4,529,437 $ 5,468,929 $ 5,108,543 $ 5,664,344 Book value per share $ 23.07 $ 25.96 $ 26.71 $ 27.85 $ 29.32 $ 31.49 $ 32.17 $ 32.35 $ 33.22 Tangible book value per share (1) $ 22.08 $ 18.63 $ 19.73 $ 21.57 $ 23.20 $ 23.81 $ 26.69 $ 24.74 $ 27.90 Shares outstanding 8,355,666 11,408,773 11,436,360 12,219,611 12,180,015 16,162,176 16,016,780 16,099,324 15,963,468 Tangible common equity ratio (2) 10.29% 7.34% 7.52% 8.41% 8.78% 8.50% 7.82% 7.80% 7.86% (1) Tangible common equity divided by shares outstanding. (2) Tangible common equity divided by tangible assets. Loan Yield, Tax Equivalent For the Three Months Ended June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 dollars in thousands Loan interest income, including fees $ 40,214 $ 38,191 $ 38,239 $ 36,542 $ 34,736 Tax equivalent adjustment (1) 507 536 556 531 519 Tax equivalent loan interest income $ 40,721 $ 38,727 $ 38,795 $ 37,073 $ 35,255 Yield on loans, tax equivalent (2) 4.51% 4.31% 4.33% 4.38% 4.16 % Average Loans $ 3,633,695 $ 3,576,642 $ 3,560,632 $ 3,429,746 $ 3,396,575 (1) The federal statutory tax rate utilized was 21%. (2) Annualized tax equivalent loan interest income divided by average loans.

36 Non-GAAP Financial Measures Return on Average Assets and Return on Average Tangible Equity December 31, For the Three Months Ended 2016 2017 2018 2019 2020 June 30, 2020 June 30, 2021 dollars in thousands Net (loss) income $ 20,391 $ 18,699 $ 30,351 $ 43,630 $ 6,623 $ 11,712 $ 17,271 Merger related expenses, net (1) 2,969 — 598 6,847 46 7 — Adjusted net (loss) income $ 23,360 $ 18,699 $ 30,949 $ 50,477 $ 6,669 $ 11,719 $ 17,271 Net (loss) income $ 20,391 $ 18,699 $ 30,351 $ 43,630 $ 6,623 $ 11,712 $ 17,271 Intangible amortization, net of tax (1) 2,580 2,031 1,722 4,430 5,232 1,311 1,006 Goodwill impairment — — — — 31,500 — — Tangible net (loss) income $ 22,971 $ 20,730 $ 32,073 $ 48,060 $ 43,355 $ 13,023 $ 18,277 Average shareholders' equity $ 304,670 $ 334,966 $ 345,734 $ 452,018 $ 515,455 $ 511,239 $ 523,242 Average intangible assets, net (81,727) (78,159) (75,531) (108,242) (113,978) (123,313) (85,518) Average tangible equity $ 222,943 $ 256,807 $ 270,203 $ 343,776 $ 401,477 $ 387,926 $ 437,724 Average Assets $ 2,993,875 $ 3,097,496 $ 3,249,718 $ 4,201,040 $ 5,135,841 $ 5,098,847 $ 5,851,736 Return on Average Assets 0.68% 0.60% 0.93% 1.04% 0.13% 0.92% 1.18 % Adjusted Return on Average Assets (3) 0.78% 0.60% 0.95% 1.20% 0.13% 0.92% 1.18 % Return on average equity 6.69% 5.58% 8.78% 9.65% 1.28% 9.21% 13.24 % Return on average tangible equity (2) 10.30% 8.07% 11.87% 13.98% 10.80% 13.50% 16.75% (1) The combined income tax rate utilized was 25% for 2018-2021 years and 35% for 2016-2017. (2) Annualized tangible net (loss) income divided by average tangible equity. (3) Adjusted net income divided by average assets.

37 Non-GAAP Financial Measures Net Interest Income, Tax Equivalent / Net Interest Margin, Tax Equivalent For the Three Months Ended June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 dollars in thousands Net interest Income $ 38,712 $ 37,809 $ 39,037 $ 38,617 $ 38,505 Tax equivalent adjustments: Loans (1) 507 536 556 531 519 Securities (1) 482 608 651 648 647 Net Interest Income, tax equivalent $ 39,701 $ 38,953 $ 40,244 $ 39,796 $ 39,671 Loan purchase discount accretion (2,610) (1,923) (1,542) (1,098) (873) Core net interest income $ 37,091 $ 37,030 $ 38,702 $ 38,698 $ 38,798 Net interest margin, tax equivalent (2) 3.38% 3.14% 3.13% 3.10% 2.88 % Average interest earning assets $ 4,718,581 $ 4,935,175 $ 5,117,669 $ 5,198,789 $ 5,522,427 (1) The federal statutory tax rate utilized was 21%. (2) Annualized tax equivalent net interest income divided by average interest earning assets. Core Noninterest Expense For the Three Months Ended June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 dollars in thousands Total Noninterest Expense $ 28,038 $ 59,939 $ 31,915 $ 27,700 $ 28,670 Less: Goodwill impairment — 31,500 — — — Core Noninterest Expense $ 28,038 $ 28,439 $ 31,915 $ 27,700 $ 28,670

38 Non-GAAP Financial Measures Efficiency Ratio December 31, For the Three Months Ended 2016 2017 2018 2019 2020 June 30, 2020 June 30, 2021 dollars in thousands Total noninterest expense $ 87,806 $ 80,123 $ 83,215 $ 117,535 $ 149,893 $ 28,038 $ 28,670 Amortization of intangibles (3,970) (3,125) (2,296) (5,906) (6,976) (1,748) (1,341) Merger-related expenses (4,568) — (797) (9,130) (61) (7) — Goodwill impairment — — — — (31,500) — — Noninterest expense used for efficiency ratio $ 79,268 $ 76,998 $ 80,122 $ 102,499 $ 111,356 $ 26,283 $ 27,329 Net interest income, tax equivalent (1) $ 104,321 $ 108,808 $ 107,823 $ 146,916 $ 157,196 $ 39,701 $ 39,671 Noninterest income 23,434 22,751 23,215 31,246 38,620 8,269 10,218 Investment securities gains, net (464) (241) (193) (90) (184) (6) (42) Net revenues used for efficiency ratio $ 127,291 $ 131,318 $ 130,845 $ 178,072 $ 195,632 $ 47,964 $ 49,847 Efficiency ratio 62.27% 58.63% 61.23% 57.56% 56.92% 54.80% 54.83% (1) The federal statutory tax rate utilized was 21%. Overhead Ratio December 31, For the Three Months Ended 2016 2017 2018 2019 2020 June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 dollars in thousands Total noninterest expense $ 87,806 $ 80,123 $ 83,215 $ 117,535 $ 149,893 $ 28,038 $ 59,939 $ 31,915 $ 27,700 $ 28,670 Amortization of intangibles (3,970) (3,125) (2,296) (5,907) (6,976) (1,748) (1,631) (1,569) (1,507) (1,341) Merger-related expenses (4,568) — (797) (9,130) (61) (7) — — — — Goodwill impairment $ — $ — $ — $ — $ (31,500) $ — $ (31,500) $ — $ — $ — Noninterest expense used for overhead ratio $ 79,268 $ 76,998 $ 80,122 $ 102,498 $ 111,356 $ 26,283 $ 26,808 $ 30,346 $ 26,193 $ 27,329 Average Assets $ 2,993,875 $ 3,097,496 $ 3,249,718 $ 4,201,040 $ 5,135,841 $ 5,098,847 $ 5,311,386 $ 5,457,939 $ 5,520,304 $ 5,851,736 Overhead ratio 2.65% 2.49% 2.47% 2.44% 2.17% 2.07% 2.01% 2.21% 1.92% 1.87%

39 Non-GAAP Financial Measures Core Loans / Core Commercial Loans June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 dollars in thousands Commercial loans: Commercial and industrial $ 982,092 $ 993,770 $ 1,055,488 $ 1,103,102 $ 1,084,527 Agricultural 107,834 117,099 116,392 129,453 140,837 Commercial real estate 1,705,789 1,693,592 1,732,361 1,707,035 1,764,739 Total commercial loans $ 2,795,715 $ 2,804,461 $ 2,904,241 $ 2,939,590 $ 2,990,103 Consumer loans: Residential real estate $ 468,581 $ 474,433 $ 499,106 $ 521,570 $ 532,914 Other consumer 65,860 79,267 78,876 76,272 74,022 Total consumer loans $ 534,441 $ 553,700 $ 577,982 $ 597,842 $ 606,936 Loans held for investment, net of unearned income $ 3,330,156 $ 3,358,161 $ 3,482,223 $ 3,537,432 $ 3,597,039 PPP loans $ 184,390 $ 248,682 $ 259,260 $ 331,703 $ 327,648 Core loans(1) $ 3,145,766 $ 3,109,479 $ 3,222,963 $ 3,205,729 $ 3,269,391 Core commercial loans(2) $ 2,611,325 $ 2,555,779 $ 2,644,981 $ 2,607,887 $ 2,662,455 (1) Core loans are calculated as loans held for investment, net of unearned income less PPP loans. (2) Core commercial loans are calculated as total commercial loans less PPP loans.